Exhibit10.2


                          REGISTRATION RIGHTS AGREEMENT
                                       OF
                             GLOBAL GOLD CORPORATION

                  Registration Rights Agreement ("Agreement") made as of the 3rd day of November, 2004 by and among Global Gold Corporation, a Delaware corporation currently having its office and principal place of business at 104 Field Point Road, Greenwich, Connecticut 06830 (the "Corporation"), and each party purchasing shares of the common stock and/or warrants exercisable for shares of the common stock of the Corporation pursuant to the Confidential Private Placement Memorandum of the Corporation dated October 18, 2004 (the "Memorandum"; each of the purchasers shall hereinafter be referred to individually as a "Shareholder" and collectively as the "Shareholders").

                  WHEREAS, the Corporation and the Shareholders are each party to a certain Stock Subscription and Stockholder Agreement ("Stock Subscription and Stockholder Agreement") dated on or about the date hereof pursuant to which the Shareholders have subscribed for shares of common stock of the Corporation, par value $0.001 per share (the "Common Stock") pursuant to an offering of up to a maximum of 3,000,000 shares of Common Stock effected pursuant to the Memorandum, with the purchase of each such share also entitling each Shareholder for no additional consideration to a warrant to purchase one additional share of Common Stock, exercisable for a per share purchase price of $0.75 in accordance with the terms set forth in the warrant issued on or about the date hereof (collectively, the "Warrants"); and

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                  WHEREAS, to induce the Shareholders to enter into the Stock
Subscription and Stockholder Agreement and invest in the Corporation, the Corporation and the Shareholders hereby agree that this Agreement shall govern the rights of the Shareholders to cause the Corporation to register shares of Common Stock issued or issuable to the Shareholders and certain other matters as set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, each of the parties hereby agrees as follows:

                  1.    Registration Rights.

                  1.1   Request for Registration.

                        (a) If the Corporation shall receive, at any time after the date hereof, a written request from a Holder or Holders (as defined below) that the Corporation file a registration statement under the Securities Act of 1933, as amended (the "Act"), covering the registration of Registrable Securities (as defined below) the anticipated aggregate offering price for which would exceed $3,000,000, then the Corporation shall: (i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and
(ii) file as soon as practicable, and in any event within thirty (30) days of the receipt of such request and use commercially reasonable efforts to cause to be declared effective, the registration under the Act of all shares of Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 1.1(b), within twenty (20) days of the mailing of such notice by the Corporation. For purposes of this Section 1, a "Holder" or "Holders" shall mean any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with the provisions of this Agreement. The term "Registrable Securities" shall mean (i) the shares of Common Stock issued by the Corporation to a Shareholder, including any shares

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issued pursuant to the Stock Subscription and Stockholder Agreement and any
shares issued or issuable upon the exercise of the Warrants, and (ii) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, (1) shares of Common Stock with respect to which a registration statement shall have been declared effective under the Act and where such shares of Common Stock shall have been disposed of in accordance with such registration statement, (2) shares of Common Stock that have been distributed to the public in accordance with Securities and Exchange Commission ("SEC") Rule 144 (or any successor provision; hereinafter, "Rule 144") or (3) shares of Common Stock that are otherwise sold by a person in a transaction in which the rights under this Section 1 are not assigned.

                        (b) If the Holders initiating the registration request hereunder (the "Initiating Holders") intend to distribute the shares of Registrable Securities covered by their request by means of an underwriting, they shall so advise the Corporation as a part of their request made pursuant to subsection 1.1(a) and the Corporation shall include such information in the written notice referred to in subsection 1.1(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Corporation. In such event, the right of any Holder to include its shares of Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's shares of Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Corporation as provided in subsection 1.4(e)) enter into an underwriting agreement in

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customary form and reasonably acceptable to the Corporation with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.1, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of shares of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of shares of Registrable Securities of the Corporation requested and entitled to be included in such registration by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                        (c) Notwithstanding the foregoing, if the Corporation shall furnish to Holders requesting a registration statement pursuant to this
Section 1.1, a certificate signed by the Chief Executive Officer of the Corporation stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Corporation shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Corporation may not utilize this right more than twice or for periods aggregating more than ninety (90) days in any twelve (12) month period.

                        (d) In addition, the Corporation shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 1.1: (i) pursuant to a request by the Holders after the Corporation has

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effected pursuant to this Section 1.1 two (2) registrations at the request of such Holders and such registration has been declared or ordered effective;
(ii) during the period starting with the date thirty (30) days prior to the Corporation's good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a registration subject to Section
1.2 hereof; provided that the Corporation is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities all of which may be disposed of without registration pursuant to Rule 144 under the Act during a three-month period or all of which may be disposed of pursuant to a registration statement filed pursuant to Section 1.3 below.

                  With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of such Holders' shares to the public without registration, the Corporation agrees to use its reasonable efforts to: (i) make and keep public information available at all times, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Act; (ii) file with the SEC, in a timely manner, all reports and other documents required of the Corporation under the Exchange Act of 1934, as amended (the "1934 Act"); and (iii) so long as the Holders own Registrable Securities, furnish to the Holders forthwith upon request a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144(c) of the Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

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                  1.2 Corporation Registration. If (but without any obligation to do so) the Corporation proposes to register (including for this purpose a registration effected by the Corporation for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Corporation stock or option plan or a registration on any form which does not permit the inclusion of the Registered Securities), the Corporation shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within thirty (30) days after receipt of such notice by the Corporation, the Corporation shall, subject to the provisions of Section 1.9, cause to be registered under the Act all of the shares of Registrable Securities that each such Holder has requested to be registered.

                  1.3 S-3 Registration. If the Corporation shall receive from any Holder or Holders a written request or requests that the Corporation effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the shares of Registrable Securities owned by such Holder or Holders, the Corporation will:

                      (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                      (b) as soon as practicable, file such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' shares of Registrable Securities as are specified in such request, together with all or such portion of the shares of Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from

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the Corporation; provided, however, that the Corporation shall not be obligated to effect any such registration, qualification or compliance, pursuant to this
Section 1.3: (1) if Form S-3 is not available for such offering by the Holders;
(2) if the Holders, together with the holders of any other securities of the Corporation entitled to inclusion in such registration, propose to sell shares of Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (3) if the Corporation shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Corporation stating that in the good faith judgment of the Board it would be seriously detrimental to the Corporation and its stockholders for such Form S-3 registration to be effected at such time, in which event the Corporation shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.3; provided, however, that the Corporation shall not utilize this right more than twice or for periods aggregating more than ninety
(90) days in any twelve (12)-month period; (4) if the Corporation has, within the twelve (12)-month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.3; or (5) if the Holders initially making such request propose to dispose of shares of Registrable Securities that may be disposed of without registration pursuant to Rule 144 under the Act during any ninety (90)-day period.

                      Subject to the foregoing, the Corporation shall file a registration statement covering the shares of Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations prepared and filed pursuant to this Section 1.3 shall not be counted as requests for registration or registrations effected pursuant to Sections 1.1 or 1.2, respectively.

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                  1.4 Obligations of the Corporation. Whenever required under this Section 1 to effect the registration of any shares of Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

                      (a) Prepare and file with the SEC a registration statement with respect to such shares of Registrable Securities and use its reasonable commercial efforts to cause such registration statement to become effective, and except for a registration filed pursuant to Section 1.3 hereto, upon the request of the Holders of a majority of the shares of Registrable Securities registered thereunder keep such registration statement effective for a period of up to one hundred twenty (120) days; provided, however, that such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of common stock (or other securities) of the Corporation.

                      (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                      (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of shares of Registrable Securities owned by them.

                      (d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Corporation shall not be required in connection

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therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Corporation is already subject to service in such jurisdiction and except as may be required by the Act.

                      (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement reasonably satisfactory to the Corporation, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                      (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                      (g) Notify each Holder participating in such registration after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

                      (h) Notify each Holder participating in such registration of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information.

                      (i) Prepare and file with the SEC, promptly upon the request of the Holder, any amendments or supplements to such registration

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statement or prospectus relating to such Holder or the distribution of the shares of Registrable Securities held by such Holder being included in such Registration Statement, which, in the opinion of counsel for such Holder, is required under the Act or the rules and regulations thereunder in connection with the distribution of the shares of Registrable Securities by the Holder.

                      (j) Prepare and promptly file with the SEC and promptly notify the Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances in which they were made, not misleading.

                      (k) Advise each Holder participating in such registration, after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiating or threatening of any proceeding for that purpose and use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                      (l) Not file any amendment or supplement to such registration statement or prospectus to which the Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five (5) business days prior to the filing thereof, unless in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably

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necessary to protect the Corporation from any liabilities under any applicable federal or state law and such filing will not violate applicable law. For the avoidance of doubt, no filings by the Corporation incorporated by reference into the registration statement or prospectus shall be deemed an amendment or supplement hereunder.

                      (l) At the request of a Holder and if required by the underwriters, furnish: (i) an opinion of counsel to the Corporation, addressed to the Holder, and to the underwriters, covering such matters as such Holder and underwriters may reasonably request; and (ii) letters dated as of the effective date of the registration statement from the independent certified public accountants of the Corporation, addressed to the Holder and to the underwriters, covering such matters as such Holder and underwriters may reasonably request.

                      (m) Cause all such shares of Registrable Securities registered pursuant hereto to be listed on each securities exchange or automated quotation system on which similar securities issued by the Corporation are then listed.

                      (n) Provide a transfer agent and registrar for all shares of Registrable Securities registered pursuant hereto and a CUSIP number for all such shares of Registrable Securities, in each case not later than the effective date of such registration.

                  1.5 Furnish Information.

                      (a) It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Section 1 with respect to the shares of Registrable Securities of any selling Holder that such Holder shall furnish to the Corporation such information regarding itself, the shares of Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's shares of Registrable Securities.

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                      (b) The Corporation shall have no obligation with respect
to any registration requested pursuant to Section 1.1 or Section 1.3 if, due to the operation of subsection 1.5(a), the anticipated aggregate offering price of the shares of Registrable Securities to be included in the registration does not equal or exceed the anticipated aggregate offering price required to originally trigger the Corporation's obligation to initiate such registration as specified in subsection 1.1(a) or subsection 1.3(b)(ii), whichever is applicable.

                  1.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.1, including (without limitation) all registration, filing, NASD and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Corporation and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Corporation; provided, however, that the Corporation shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.1 that is subsequently withdrawn at the request of the Holders; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Corporation from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Corporation of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.1.

                  1.7 Expenses of Corporation Registration. The Corporation shall bear and pay all expenses incurred in connection with any registration, filing or qualification of shares of Registrable Securities with respect to the registrations pursuant to Section 1.2 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and

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accounting fees relating to or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them but excluding underwriting discounts and commissions relating to shares of Registrable Securities.

                  1.8 Expenses of Form S-3 Registration. All expenses incurred in conection with a registration filed pursuant to Section 1.3, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holders selected by them and counsel for the Corporation shall be borne by the Corporation.

                  1.9 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Corporation's capital stock, the Corporation shall not be required under Section 1.2 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Corporation and the underwriters and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Corporation. If the total amount of securities, including shares of Registrable Securities, requested by stockholders to be included in any underwritten offering exceeds the amount of securities sold other than by the Corporation that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Corporation shall be required to include in the offering only that number of such securities, including shares of Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities requested and entitled to be included therein by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). For purposes of the preceding parenthetical

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concerning apportionment, for any selling stockholder which is a holder of shares of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence, which were requested to be included in such registration statement.

                  1.10 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                  1.11 Indemnification. In the event any shares of Registrable Securities are included in a registration statement under this Section 1:

                       (a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder, its officers and directors, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus

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contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a statement required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Corporation of the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act, or any state securities law; and the Corporation will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld), nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                       (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case

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to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly or used in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.11(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, with respect to each Holder, in no event shall any indemnity under this subsection 1.11(b) exceed the net proceeds from the offering received by such Holder.

                       (c) Promptly after receipt by an indemnified party under this Section 1.11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.11 deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such

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counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.11, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.11.

                       (d) If the indemnification provided for in this Section
1.11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such, loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the amount of contribution under this Section 1.11(d) exceed the net proceeds from the offering received by such Holder.

                       (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting

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agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                       (f) The obligations of the Corporation and Holders under this Section 1.11 shall survive the completion of any offering of shares of Registrable Securities in a registration statement under this Section 1, and otherwise.

                  1.12 Assignment of Registration Rights. The rights to cause the Corporation to register shares of Registrable Securities pursuant to this
Section 1 may be assigned (but only with all related obligations) by a Holder to
(a) any partner or retired partner of any Holder which is a partnership or member or retired member of any Holder which is a limited liability company,
(b) any family member or trust for the benefit of any individual Holder, (c) any affiliate of such Holder, or (d) any transferee or assignee of such securities who, after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (i) the Corporation is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned;
(ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

                  1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Corporation shall not, without the prior written consent of the Holders of a majority of the outstanding shares of Registrable Securities, enter into any agreement with any holder or prospective

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holder of any securities of the Corporation which would grant registration rights which rank senior to the rights granted herein or otherwise allow such holder or prospective holder (i) to include such securities in any registration filed under Section 1.1 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the shares of Registrable Securities of the Holders which is included or (ii) to make a demand registration which could result in such registration statement being declared effective within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.

                  1.14 Termination of Registration Rights. All rights and duties provided for in this Section 1 shall terminate on the date on which all shares of Registrable Securities held or entitled to be held upon exercise by each Holder may immediately be sold under Rule 144 during any ninety (90)-day period.

                  2.   MISCELLANEOUS.

                       2.1. Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or by facsimile or (b) three days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested to the party entitled to receive the same, if to the Corporation, Global Gold Corporation, 104 Field Point Road, Greenwich, Connecticut 06830, with a copy to Law Offices of Stephen R. Field, 240 Madison Avenue, New York, New York 10016, Attn: Stephen
R. Field, Esq.; and if to any Holder, at his or its address as set forth in the books and records of the Corporation. Any party may change his or its address by

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giving notice to the other party stating his or its new address. Commencing on the 10th day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

                       2.2 Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles of such State or of any other jurisdiction that would result in the application of the laws of a jurisdiction other than such State. All parties hereto
(i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in the City of New York in the State of New York, and applicable appellate courts therefrom (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and
(iii) irrevocably submit to the jurisdiction of any federal or state court in the City of New York in the State of New York in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

                       2.3 Entire Agreement; Waiver of Breach. This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as provided herein; and no waiver of any breach or condition of this Agreement shall be deemed to have occurred unless such waiver is in writing, signed by the party

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

against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

                       2.4 Binding Effect; Assignability. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and permitted assigns. This Agreement and the rights of the parties hereunder shall not be assigned except as otherwise set forth herein or with the written consent of all parties hereto.

                       2.5 Captions. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

                       2.6 Number and Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

                       2.7 Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

                       2.8 Amendments. This Agreement may not be amended except in a writing signed by all of the parties hereto.

                       2.9 Compliance with Securities Laws. The Corporation will use its best efforts to comply at all times with all applicable provisions of the Act and the 1934 Act.

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

                       2.10 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of such signature pages executed by the parties to one copy of the Agreement; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

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




                    IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

                                            GLOBAL GOLD CORPORATION

                                            By: ________________________________
                                                Drury J. Gallagher, Chairman
                                                and Chief Executive Officer

No. of Shares
Purchased                                   FIREBIRD GLOBAL MASTER FUND, LTD.
---------

1,500,000
                                            By:_________________________________
                                               Name:
                                               Title:

No. of Shares
Purchased                                   FIREBIRD REPUBLICS FUND, LTD.
---------

 750,000
                                            By:_________________________________
                                               Name:
                                               Title:
No. of Shares
Purchased                                   FIREBIRD AVRORA FUND, LTD.
---------

750,000
                                            By:_________________________________
                                               Name:
                                               Title:

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